SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2023

SYBLEU INC.

(Exact name of small business issuer as specified in its charter)

Wyoming	85-1412307
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Commission File No. 333-248059

1034 Throgss Neck Expressway,  Bronx, NY 10465

(Address of Principal Executive Offices)

(800) 807-4631

(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 1.01 Entry into a Material Definitive Agreement

On June 26, 2023 SYBLEU INC. ( the “Company”) was granted an exclusive worldwide license by DYO Biotechnologies, Pty, Ltd (“DYO”) to (a) to make, have made, use, offer for sale, sell, perform, have performed export and import Licensed Products and Licensed Services; (b) to practice Licensed Methods; and (c) to use Technology, all in the Field, within the Territory and during the Term (the “License”).

“Technology” is defined in the License as” Artificial intelligence/machine learning engine designed to utilize existing chemical library structures in an integrated model to predict highly specific and sensitive novel chemical structures for molecular targets.”

“Licensed Products” are defined in the License as “any product, kit, composition, or part thereof: (a) that incorporates, uses, or is enabled or derived from the use of the Technology; or (b) that is produced or enabled by a Licensed Method.”

“Licensed Services” are defined in the License as “any service performed by Company or Sublicensee for the benefit of a third party that, in whole or in part, (a) uses Technology; (b) uses Licensed Product(s); or (c) that practices or is enabled by a Licensed Method.”

“Licensed Method” is defined in the License as “any method or process that uses Technology”

“Field” is defined in the License as small molecule drug development and commercialization for human and/or animal health.

“Territory” is defined in the License as “worldwide”.

The Term of the License is the period of time beginning on the effective date of this Agreement which shall be June 26, 2023 and terminating on the last to expire Royalty Term .

“Royalty Term” is defined in the License as that period of time beginning on the first commercial sale of a Licensed Product in a given country and, expires on a country-by-country basis with respect to each Licensed Product, upon the later of: (a) the expiration, abandonment, or invalidation of the last to expire, abandoned or invalidated Valid Claim of the Patent Rights in such country; (b) the expiration of any granted statutory period of marketing exclusivity within a country; and (c) 12 years from of the date of the first commercial sale of such Licensed Product in such country.

Pursuant to the terms and conditions of the License the Company shall raise $2,000,000 US through either debt or equity financing within 2 years of execution of this Agreement (“Funding”). The Company shall enter into a research collaboration agreement with DYO upon mutually acceptable terms and conditions within 30 days of Funding (“Research Agreement).

Substantially all of the Funding shall be utilized to enable the Technology for the benefit of developing Company’s existing and future small molecule drug intellectual property. It is anticipated that this research agreement will utilize substantially all of these funds over two years. It is agreed that the Company shall exclusively possess all right, title and interest in and to including, but not limited to, the copyrights, trade secrets, trademarks and associated good will and patent rights to any and all inventions, discoveries, intellectual property and chemical structures resulting from this Research Agreement.

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Pursuant to the terms and conditions of the License the Company shall pay to DYO a Royalty equal to five percent (5%) of the Net Sales ( as such term is defined in the License) of any Licensed Method, Service or Product per annum. The License also imposes an obligation upon the Company to make minimum royalty payments to DYO over the course of the Term.

Pursuant to the terms and conditions of the License the l Company shall pay to DYO , at the Company’s sole discretion, either (a) 309,000 common shares of the Company or (b) 309,000 shares of a newly authorized class of stock which shall automatically convert on a one to one basis into common shares of the Company on that date which shall be two years from the date of issuance (“Stock Payment”).

DYO shall not, directly or indirectly, offer, issue, sell, contract to sell (including without limitation short sale), grant any option for the sale of, pledge or otherwise dispose of or transfer any or all of the Stock Payment for a period of two years from the date of issuance.

Pursuant to the terms and conditions of the License Upon the occurrence of each of the following events (each a “Milestone”)), the Company shall make a cash payment (“Milestone Payment”) in the amount corresponding to such Milestone within thirty days after achievement of each Milestone:

Milestone	AMOUNT
1. Dosing of a first human patient in a Phase I or Phase I/II Clinical Trial for Licensed Product	$150,000 US
2. Dosing of a first patient in a Phase III Clinical Trial for Licensed Product	$500,000 US
3. FDA (US) Approval of a Licensed Product	$3,000,000 US
4. EMA (EU) Approval of a Licensed Product	$1,500,000 US
5. PMDA (JPN) Approval of a Licensed Product	$1,000,000 US
6. Cumulative Net Sales of Licensed Products reach $100 Million	$2,000,000 US

This License may be terminated by DYO in the event:

No licensed Method, Service or Product has been granted Patent Protection in at least one jurisdiction after the expiration of four years from execution

The sum of $2,000,000 shall not have been raised within 2 years of execution of the license

The Research Agreement shall not have been entered into as of thirty days subsequent to the Funding.

The Company shall not have achieved cumulative Net Sales of Licensed Product, Service and Methods of at least $10,000,000 as of a date that is ten years from the execution of the license

The Company shall fail to pay any consideration required under the license and such failure remains uncured for thirty days.

This License may be terminated by the Company in the event:

DYO shall be determined to not have exclusive unencumbered Patent Rights to the Technology in whole or in part.

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Any other entity shall be determined to have the right- exercised or not- to utilize the Technology ( in whole or in part) to develop make, use, offer for sale, sell, perform, have performed export and import and sell products, methods and services which can reasonably be expected to be similar to or competitive with products, methods and services to be developed by the Company utilizing the rights granted by the License. .

DYO shall have failed to demonstrate during the course of due diligence to the satisfaction of the Company that the Technology can be effectively utilized for the purposes intended by this License

In the event that the Agreement is terminated pursuant to the any of the abovementioned the Stock Payment shall be promptly returned by DYO to the Company for cancellation.

Dr. Harry Lander serves as Chief Scientific Officer of the Company and is a shareholder of the Company. Dr. Harry Lander also serves as Managing Director of DYO and is a controlling shareholder of DYO.

The foregoing description of the abovementioned License Agreement is not complete and is qualified in its entirety by reference to the text of the abovementioned License Agreement, which is attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated in this Item 1.01 by reference.

Item 9.01 Exhibits.

Exhibit No.	Description of Exhibit
10.1	License Agreement

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYBLEU INC.

Dated: June 26, 2023	By: /s/ Joseph G. Vaini

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